GIORDANO INVESTMENT TRUST

The Giordano Fund

Supplement to the

Statement of Additional Information

June 7, 2011

This supplement to the Statement of Additional Information dated January 28, 2011 for the Giordano Fund, a series of the Giordano Investment Trust, updates the Statement of Additional Information to include the information described below.  For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain additional copies of the Prospectus and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.

This supplement is to notify shareholders, potential investors, and other interested parties that the Giordano Fund has adopted additional non-fundamental investment limitations.  The section of the Statement of Additional Information entitled “Investment Limitations – Non-Fundamental Restrictions” is hereby replaced in its entirety and amended to read as follows:

Non-Fundamental Restrictions.  The following investment limitations are not fundamental and may be changed without shareholder approval.  As a matter of non-fundamental policy, the Fund may not:

(1)	Invest in interests in oil, gas, or other mineral exploration or development programs, although the Fund may invest in the common stock of companies that invest in or sponsor such programs;

(2)	Purchase warrants if as a result the Fund would then have more than 5% of its total net assets (taken at the lower of cost or current value) invested in warrants;

(3)	Invest in restricted securities; or

(4)
Hold more than 15% of the Fund’s net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued by the Fund.

With respect to the fundamental and non-fundamental investment restrictions above (other than the one involving illiquid securities), if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase).

Investors Should Retain This Supplement for Future Reference